EXHIBIT 99




                            COLLATERAL TERM SHEETS

                                     for

                J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C6


                J.P. Morgan Commercial Mortgage Finance Corp.

              Mortgage Pass-Through Certificates, Series 1998-C6

                                 $722,090,000



      CREDIT
      SUPPORT
                                      Class A1
       29.0%                        $100,000,000
                                       AAA/AAA

                                      Class A2
       29.0%                        $222,000,000
                                       AAA/AAA

                                      Class A3
       29.0%                        $247,650,000
                                       AAA/AAA

                                       Class B                                  Class X
       23.0%                         $48,139,000                              $802,326,512
                                        AA/AA                              (Notional Amount)
                                                                                 AAA/AAA
                                       Class C
       18.0%                         $40,116,000
                                         A/A

                                       Class D
       12.0%                         $48,139,000
                                       BBB/BBB

                                       Class E
       10.0%                         $16,046,000
                                      BBB-/BBB-

                              Subordinate Certificates
                                     $80,236,512
                                    (Not offered)



                J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-C6

                                 $722,090,000

                             TRANSACTION OVERVIEW


         Rating     Current          Credit    Loan                 Coupon                        Principal
         ( S&P/       Size    % of   Enhance    to        Descrip     at         Average          Window       $    Price
Class    Fitch )    ($)/1/    Total   -ment   % Value/2/   -tion   Issuance/1/   Life(yrs.)/3/    (mos.)    Price   Talk





SECURITIES OFFERED:
SENIOR CERTIFICATES

   A1    AAA/AAA  100,000,000 12.46   29.00   44.65  Fixed      -      3.91      1-78   100-16    -
   A2    AAA/AAA  222,000,000 27.67   29.00   44.65  Fixed      -      7.52     78-112  100-24    -
   A3    AAA/AAA  247,650,000 30.87   29.00   44.65  Fixed      -      9.70    112-118  101-00    -



MEZZANINE CERTIFICATES

   B      AA/AA    48,139,000  6.00   23.00   48.43  Fixed      -      10.20   118-130  101-00    -
   C       A/A     40,116,000  5.00   18.00   51.57  Fixed      -      11.35   130-140  101-00    -
   D     BBB/BBB   48,139,000  6.00   12.00   55.35  Fixed      -      11.78   140-142  100-00    -
   E    BBB-/BBB-  16,046,000  2.00   10.00   56.60  Fixed      -      11.86   142-142  97-20     -



INTEREST ONLY CERTIFICATES (IO)

   X     AAA/AAA  802,326,512/4/    -      -       -      WAC      -        -        -       -       -



SECURITIES NOT OFFERED:
SUBORDINATE CERTIFICATES

   F      BB/BB    40,116,000    -     5.00     -     Fixed    6.00%      -        -       -      -
   G       B/B     20,058,000    -     2.50     -     Fixed    6.00%      -        -       -      -
   H      B-/B-     6,017,000    -     1.75     -     Fixed    6.00%      -        -       -      -
   NR     NR/NR    14,045,512    -     0.00     -     Fixed    6.00%      -        -       -      -
 Total      -      802,326,512   -      -       -       -        -        -        -       -      -


/1/  Approximate, subject to change
/2/ The sum of the principal balance of each certificate and the certificates senior to it, divided by the aggregate appraised value of the collateral
/3/  Assumes prepayments of 0% CPR
/4/  Notional Amount


CONTACTS:
Brian Baker (trading)              (212) 648-1413
Andy Taylor (trading)              (212) 648-1413
Patrick Corcoran (research)        (212) 648-1431
Michael Glover (product manager)   (212) 648-0258
Bret Costain (syndicate)           (212) 648-0660


                                 DEAL SUMMARY


PRICING SPEED:      0% CPR

DISTRIBUTION DATES: Pays monthly on the 15th day of every month, beginning in April 1998

DEPOSITOR:          J.P. Morgan Commercial Mortgage Finance Corp., an
                    indirect wholly-owned limited purpose finance subsidiary of J.P. Morgan & Co. Incorporated and an affiliate of J.P. Morgan Securities Inc. ("JPMSI"), the Underwriter.

SELLER: The mortgage loans were originated by Morgan Guaranty Trust Company of New York (96.79%), Banc One Commercial Loan Origination Corporation (2.28%), Norwest Bank Minnesota (.76%), John Hancock Real Estate Finance Inc. (.16%)

MASTER SERVICER:    Dover House Capital, LLC

SPECIAL SERVICER:   CRIIMI MAE Services Limited Partnership

TRUSTEE:            State Street Bank and Trust Company

LEGAL STATUS:       All offered certificates are public

CUT-OFF DATE:       March 1, 1998

SETTLEMENT DATE:    On or about March 10, 1998

DELIVERY:           DTC and Euroclear

CLEANUP CALL:       1%

TRUSTEE WEBSITE:    corporatetrust.statestreet.com

DEAL INFORMATION/
   ANALYTICS:       Bloomberg, Charter Research, and The Trepp Group

ERISA ELIGIBILITY:  Class A1, Class A2, Class A3, and Class X are generally exempt from the application of certain of the prohibited transaction provisions of Section 406 of ERISA, provided certain conditions are satisfied.

SMMEA ELIGIBILITY:  Class A1, Class A2, Class A3, Class B, and Class X
                    Certificates will be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

PRINCIPAL BALANCE:  $802,326,512

NUMBER OF LOANS:    93

W.A. MORTGAGE RATE: 7.79%

W.A. REMAINING TERM
TO MATURITY:        126 months

W.A. CUT-OFF DATE
LTV RATIO:          65.95%

W.A. UNDERWRITTEN DSCR:  1.54x

AVG. PRINCIPAL BALANCE
PER LOAN:           $8,627,167

AVG. PRINCIPAL BALANCE
PER PROPERTY:       $6,857,492



                              STRUCTURAL SUMMARY


PASS-THROUGH RATES: The Pass-Through Rates on Class A1, Class A2, Class A3,
                    Class B, Class C, Class D, and Class E are fixed. The Pass-Through Rate on the Class X Certificates will be equal to the weighted average of the Remittance Rates in effect from time to time on the Mortgage Loans minus the weighted average (by Class Balance) of the Pass-Through Rates on all other classes of Certificates. The Pass-Through Rate on the Class X Certificates for the initial Distribution Date will be ___% per annum.

FLOW OF FUNDS:      The Adjusted Available Distribution Amount (described in
                    the prospectus) for any Distribution Date (the 15th day of each month or next succeeding business day) will be applied (a) first, to distributions of interest on the classes of Certificates outstanding with the highest priority for interest payment (as described below), (b) second, to distributions of the Principal Distribution
                    Amount to the classes of Certificates then entitled to distributions of principal described below, and (c) third, to distributions of interest on each Class of Certificates other than the classes then entitled to distributions pursuant to clause (a) above, in the order of priority described below.

PRIORITY OF INTEREST:    The priority for interest payments is first to the
                         Class A1, Class A2, Class A3,  and Class X
                         Certificates, pro rata; second to the Class B
                         Certificates; third to the Class C Certificates;
                         fourth to the Class D Certificates; fifth to the Class E Certificates; and then sequentially to the remaining classes of Certificates, as described in the prospectus. Distributions of interest are based on each Class' respective Interest Accrual Amounts, which is the interest accrued on the Class Balance
                         (or the Notional Amount, in the case of the Class X) at the then applicable Pass-Through Rate, less any interest shortfalls not related to Mortgagor delinquency or default.

PRINCIPAL DISTRIBUTION
AMOUNT: The Principal Distribution Amount for such Distribution Date will be applied to distributions of principal of the Class A1, Class A2, Class A3, Class B, Class C, Class D, and Class E Certificates, in that order, and then sequentially to distributions of principal of remaining classes of Certificates until their respective Class Balances have been reduced to zero. The Principal Distribution Amount is equal to the aggregate of (i) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (ii) with respect to any Balloon Loan on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to amortize fully such Balloon Loan with level monthly payments by the end of the amortization term, (iii) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period, and (iv) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates for the related or any prior Distribution Date. The Class X Certificates do not have a Class Balance and are therefore not entitled to any principal distributions.

PREPAYMENT PREMIUMS:     To the extent not necessary to reimburse the Master
                         Servicer for certain payments, each class of certificates (other than the Class X Certificates) will receive on each Distribution Date the product of (a) any Net Prepayment Premium paid with respect to the Mortgage Loans if such Net Prepayment Premium is calculated by reference to a U.S. Treasury rate,
                         (b) the related Class Prepayment Fraction and (c) the related Allocation Fraction. On each Distribution Date, the Net Prepayment Premium not payable to the Master Servicer or the holders of the Offered Certificates (other than the Class X
                         Certificates) will be paid the holders of the Class
                         X Certificates.  On each Distribution Date, the Net
                         Prepayment Premium not payable to the Master
                         Servicer or the holders of the Offered Certificates will be paid to the holders of the non-Offered
                         Certificates. The Class Prepayment Fraction for any class of Offered Certificates and any Distribution
                         Date will equal a fraction the numerator of which is the amount of principal paid to such class in reduction of the Class Balance thereof on such Distribution Date and the denominator of which is the amount of principal paid to all classes of Certificates in reduction of their respective Class
                         Balances on such Distribution Date.  The Allocation
                         Fraction for any class of Offered Certificate and any Distribution Date will equal a fraction (not greater than one and not less than zero) (x) the numerator of which is the excess of (a) the Pass-
                         Through Rate of such class of Offered Certificates over (b) the discount rate used to calculate the related Net Prepayment Premium and (y) the denominator of which is the excess of (a) the Mortgage Rate on the related Mortgage Loan over (b) the discount rate referenced in clause (x) above.
                         To the extent not necessary to reimburse the Master
                         Servicer, as described above, any Net Prepayment
                         Premium paid with respect to Mortgage Loan which is not calculated by reference to U.S. Treasury rate
                         (i.e., fixed penalties) will be distributed solely to the Class X Certificates.

P&I ADVANCES:       The Master Servicer and the Special Servicer (each, a
                    "Servicer") are required to make advances for delinquent
                    Monthly Payments on the Mortgage Loans, subject to the limitations described in the prospectus. In addition, the Servicer will be required to advance certain property related expenses, provided such advances are contemplated in the Asset Strategy Report (defined on the next page) for the related Mortgage Loan or such advance is for one of several purposes specified in the Pooling and Servicing Agreement as "Property Protection Expenses".
                    The Servicer will be obligated to make any such advance only to the extent that it determines in its reasonable good faith judgment that such advance would be recoverable out of net proceeds on the related Mortgage
                    Loan.

SUBORDINATION/REALIZED
LOSSES: Credit enhancement for each of the Classes is shown on the table on the second page. Realized Losses from any Mortgage Loan will be allocated in reverse sequential order starting with Class NR and pro rata with respect to Class A1, Class A2 and Class A3.

SPECIAL SERVICER
FLEXIBILITY:        When a loan is 60 or more days past due, or in certain
                    other servicing transfer events described in the prospectus, the servicing responsibility on a particular
                    Mortgage Loan will be transferred to the Special
                    Servicer. The Special Servicer has the flexibility to modify loans as it deems in its best judgment necessary or advisable, subject to the procedures described in the prospectus.

COLLATERAL VALUE
ADJUSTMENT:              Under certain circumstances described in the
                         prospectus, an appraisal of the Mortgaged Property will be ordered by the related Special Servicer from an independent MAI appraiser. As a result of such appraisal, a Collateral Value Adjustment may result, which will be allocated, for purposes of determining distributions of interest to the Certificates, other than the Class X Certificates, in the manner and priority described above with respect to Realized
                         Losses.

ASSET STRATEGY REPORT:   The Special Servicer  will prepare a report (an
                         "Asset Strategy Report") for each Mortgage Loan which becomes a Specially Serviced Mortgage Loan not later than 30 days after the Servicing Transfer Date for such Mortgage Loan. The holders of the fewest number of the most junior classes of Certificates representing at least 1.5% of the aggregate amount of Certificates then outstanding, will designate one
                         Certificateholder (the "Directing
                         Certificateholder") which may object to any Asset
                         Strategy Report within 10 business days of receipt.
                         If the Directing Certificateholder does not disapprove an Asset Strategy Report within 10 business days, the Special Servicer shall implement the recommended action as outlined in such Asset
                         Strategy Report. If the Directing Certificateholder disapproves, the Special Servicer shall either (i) revise the plan until the Directing Certificate does not disapprove, or (ii) determine that such disapproval is not in the best interest of all Certificateholders, in which case the Special
                         Servicer can implement the Report.

INVESTOR REPORTING:      On each Distribution Date the Trustee shall furnish
                         each Certificateholder with a statement setting forth certain information with respect to the Mortgage Loans and the Certificates. The Report to
                         Certificateholders will report information as follows: principal and interest payments, outstanding pool and class balances, prepayments and delinquencies. Current information on the collateral will also be provided, including the property type and geographic distribution, mortgage rate, remaining term, current balance, LTV, DSCR, occupancy rate, average rents, and the status of prepayment penalties and/or lockout provisions.
                         This information will be based in part on operating statements that borrowers are required to provide on a periodic basis, either monthly, quarterly, or annually. Finally, the Report will contain information on the dispositions of any properties that were foreclosed. Reports are available on the Trustee's website: corporatetrust.statestreet.com

REPRESENTATIONS AND
WARRANTIES:              MGT, as seller of the Mortgage Loans, will make
                         certain representations and warranties. MGT will be obligated to repurchase any Mortgage Loan from the trust if there exists an uncured material breach of any such representation or warranty. These representations and warranties are described more fully in the prospectus.


                          AVERAGE LIFE SENSITIVITIES

                                      PREPAYMENT SPEEDS (CPR)/1/

                     0%                     5%                    10%                   20%

             AVERAGE    PRINCIPAL   AVERAGE   PRINCIPAL    AVERAGE   PRINCIPAL   AVERAGE    PRINCIPAL
              LIFE       WINDOW      LIFE       WINDOW      LIFE       WINDOW     LIFE        WINDOW
   CLASS      (YRS)       (MOS)      (YRS)      (MOS)       (YRS)      (MOS)      (YRS)       (MOS)
     A1        3.91       1-78        3.86       1-77       3.82        1-76       3.74       1-73
     A2        7.52      78-112       7.47      77-109      7.42       76-108      7.32      73-108
     A3        9.70      112-118      9.69     109-118      9.67      108-118      9.64      108-118
     B        10.20      118-130     10.13     118-130      10.07     118-130      9.96      118-126
     C        11.35      130-140     11.26     130-140      11.18     130-139     11.01      126-139
     D        11.78      140-142     11.76     140-142      11.74     139-142     11.71      139-142
     E        11.86      142-142     11.86     142-142      11.86     142-142     11.86      142-142
    X/2/       5.67                   5.62                  5.58                   5.51


/1/ Assumes no prepayment during the lockout and yield maintenance periods /2/ Implied Average Life

                            PREPAYMENT PROTECTION

 Percentage of Mortgage Loans by Outstanding Principal Balance as of the Cut-off Date that have Prepayment Lock-outs or Penalties (assuming no prepayments)


                        CURRENT   3/99   3/00   3/01   3/02    3/03   3/04  3/05   3/06   3/07   3/08
Lock-out/Defeasance        100.0  100.0   99.1   79.1    45.1  31.6   19.7  17.5   15.7   16.8     0.0
Yield Maintenance 1/(1)/     0.0    0.0    0.9   10.2    44.1  54.6   59.2  77.6   78.0   66.7    64.5
Yield Maintenance 2/(2)/     0.0    0.0    0.0   10.3    10.3  10.3   10.3   0.0    0.0    0.0     0.0
Total Lock-out and YM      100.0  100.0  100.0   99.6    99.6  96.5   89.2  95.1   93.7   83.6    64.5
7.00%-7.99%                  0.0    0.0    0.0    0.0     0.0   0.0    1.0   0.0    0.0    0.0     0.0
6.00%-6.99%                  0.0    0.0    0.0    0.0     0.0   0.0    0.0   1.1    0.0    0.0     0.0
5.00%-5.99%                  0.0    0.0    0.0    0.0     0.0   3.1    0.0   0.0    1.0    0.0     0.0
4.00%-4.99%                  0.0    0.0    0.0    0.0     0.0   0.0    3.1   0.0    0.0    1.0     0.0
3.00%-3.99%                  0.0    0.0    0.0    0.0     0.0   0.0    0.0   3.8    0.0    0.0    14.2
2.00%-2.99%                  0.0    0.0    0.0    0.0     0.0   0.0    0.0   0.0    3.9    0.0     0.0
1.00%-1.99%                  0.0    0.0    0.0    0.4     0.4   0.4    0.0   0.0    0.0    2.5     0.0
No Penalty                   0.0    0.0    0.0    0.0     0.0   0.0    6.7   0.0    1.4   12.9    21.2

Total                      100.0  100.0  100.0  100.0   100.0 100.0  100.0 100.0  100.0  100.0   100.0

Agg. Mtg Balance           802.3  791.7  780.1  767.7   754.2 736.7  721.0 567.5  546.3  489.8   203.3
% of Cut-off Date Balance  100.0   98.7   97.2   95.7    94.0  91.8   89.9  70.7   68.1   61.1    25.3


/(1)/ T+0bp (1% Floor)
/(2)/ T+25bp (1% Floor)



                              COLLATERAL SUMMARY

 In the following tables, Principal Balance refers to Aggregate Cut-Off Date Principal Balance.

                           CUT-OFF DATE NOTE RATES


     MORTGAGE INTEREST RATES         NUMBER OF LOANS     PRINCIPAL BALANCE ($)      % OF PRINCIPAL
                (%)                                                                     BALANCE
           6.7501- 7.0000                    2                  84,528,710                10.5
           7.0001- 7.2500                    5                 157,813,561                19.7
           7.2501- 7.5000                    8                  51,637,183                6.4
           7.5001- 7.7500                    16                 97,529,151                12.2
           7.7501- 8.0000                    17                112,171,901                14.0
           8.0001- 8.2500                    10                 61,923,630                7.7
           8.2501- 8.5000                    13                132,172,770                16.5
           8.5001- 8.7500                    9                  69,643,925                8.7
           8.7501- 9.0000                    10                 27,920,021                3.5
           9.2501- 9.5000                    1                  1,797,475                 0.2
           9.5001- 9.7500                    1                  1,791,283                 0.2
           9.7501-10.0000                    1                  3,396,900                 0.4

               TOTAL:                        93                802,326,512                100
         WEIGHTED AVERAGE:                                                               7.79%


                       CUT-OFF DATE PRINCIPAL BALANCES


      PRINCIPAL BALANCE ($)        NUMBER OF LOANS       PRINCIPAL BALANCE ($)        % OF PRINCIPAL
                                                                                          BALANCE
         under 1,000,000                  1                     989,930                    0.1
      1,000,001- 3,000,000               37                    74,739,418                  9.3
      3,000,001- 5,000,000               24                    90,868,618                  11.3
      5,000,001- 7,500,000                7                    40,327,736                  5.0
      7,500,001- 10,000,000               5                    44,642,900                  5.6
     10,000,001- 15,000,000               5                    61,643,030                  7.7
     15,000,001- 17,500,000               4                    63,774,565                  7.9
     20,000,001- 25,000,000               1                    24,877,953                  3.1
     25,000,001- 30,000,000               1                    27,510,828                  3.4
     30,000,001- 35,000,000               2                    64,115,618                  8.0
     35,000,001- 40,000,000            3/(1)/                 111,504,254                  13.9
     50,000,001- 60,000,000               1                    50,615,148                  6.3
     60,000,001- 70,000,000               1                    63,847,440                  8.0
     80,000,001- 90,000,000            1/(2)/                  82,869,076                  10.3

             TOTAL:                      93                   802,326,512                  100
            AVERAGE:                                                                    8,627,167


/(1)/ Includes the Shannon Enterprises Loan which is secured by eleven Mortgage Properties.
/(2)/  Includes the Kilroy Loan which is secured by thirteen Mortgage
       Properties.


                        ORIGINAL TERM TO MATURITY/ARD


      ORIGINAL TERM TO          NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
      MATURITY (MONTHS)                                                                BALANCE
            60-83                      1                     3,192,844                    0.4
           84-119                      7                    153,891,115                  19.2
           120-179                     67                   522,854,702                  65.2
           180-299                     18                   122,387,850                  15.3

           TOTAL:                      93                   802,326,512                   100
      WEIGHTED AVERAGE:                                                                   132




                        REMAINING TERM TO MATURITY/ARD


       REMAINING TERM           NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
                                                                                       BALANCE
            43-60                      1                     3,192,844                    0.4
            73-84                      7                    153,891,115                  19.2
           85-108                      10                   54,099,144                    6.7
           109-120                     52                   332,111,047                  41.4
           121-132                     1                    27,510,828                    3.4
           133-144                     4                    109,133,684                  13.6
           169-180                     9                    59,923,530                    7.5
           217-240                     9                    62,464,320                    7.8

           TOTAL:                      93                   802,326,512                   100
      WEIGHTED AVERAGE:                                                                   126



                                  MATURITY DATE/ARD


 YEAR OF SCHEDULED MATURITY     NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
                                                                                       BALANCE
         2003 - 2004                   7                    72,214,884                    9.3
         2005 - 2006                   10                   101,178,876                  12.6
         2007 - 2008                   53                   367,900,391                  45.9
         2009 - 2010                   5                    136,644,512                  17.0
         2012 - 2013                   9                    59,923,530                    7.5
         2017 - 2018                   9                    62,464,320                    7.8

           TOTAL:                      93                   802,326,512                   100



                  BALLOON VS. ARD VS. FULLY AMORTIZING LOANS


            TYPE                NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
                                                                                       BALANCE
           Balloon                  77/(1)/                 525,814,330                  65.54
             ARD                       5                    243,091,639                  30.30
      Fully Amortizing                 11                   33,420,542                   4.17

           TOTAL:                      93                   802,326,512                   100


/(1)/  Includes the Crystal Gateway Loan


                           CUT-OFF DATE LTV RATIOS


 CUT-OFF DATE LTV      NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
    RATIOS(%)                                                                 BALANCE
  50.00 or less                  3                    94,274,619                   11.8
  50.01- 55.00                   9                    82,515,216                   10.3
  55.01- 60.00                   3                     8,132,609                    1.0
  60.01- 65.00                   12                   68,763,523                    8.6
  65.01- 70.00                   25                   216,815,290                  27.0
  70.01- 75.00                   17                   150,700,703                  18.8
  75.01- 80.00                   20                   165,418,526                  20.6
  80.01- 90.00                   4                    15,706,026                    2.0

     TOTAL:                      93                   802,326,512                   100
  WEIGHTED AVERAGE:                                                                 65.95%



                        LTVS AT BALLOON/ARD DATE/1/


      LOAN TO VALUE (%)         NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
                                                                                       BALANCE
        50.00 or less                  21                   257,200,558                  33.5
        50.01- 60.00                   27                   221,430,758                  28.8
        60.01- 65.00                   15                   137,521,268                  17.9
        65.01- 70.00                   16                   138,297,455                  18.0
        70.01- 75.00                   3                    14,455,931                    1.9

           TOTAL:                      82                   768,905,970                   100
      WEIGHTED AVERAGE:                                                                 52.18%



(1)  Based upon original appraisal


                      DEBT SERVICE COVERAGE RATIOS /(1)/


            DSCR                NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
                                                                                       BALANCE
     less than 1.10/(2)/               1                     1,678,000                    0.2
          1.11-1.15                    1                     2,459,359                    0.3
          1.16-1.20                    4                    46,203,109                    5.8
          1.21-1.25                    10                   59,551,550                    7.4
          1.26-1.30                    10                   101,964,306                  12.7
          1.31-1.40                    21                   103,985,422                  13.0
          1.41-1.50                    11                   65,907,788                    8.2
          1.51-1.60                    18                   148,063,193                  18.5
          1.61-1.70                    5                    59,452,653                    7.4
          1.71-1.80                    4                    16,309,258                    2.0
          1.81-1.90                    6                    130,327,543                  16.2
          1.91-2.00                    1                    63,847,440                    8.0
          2.01-2.10                    1                     2,486,893                    0.3

           TOTAL:                      93                   802,326,512                   100
      WEIGHTED AVERAGE:                                                                 1.54X



/(1)/ The Debt Service Coverage Ratio (DSCR) is defined as the ratio of the property's underwritten net cash flow to the annual debt service payment required by the Mortgage Loan.
/(2)/  Watertown Rite Aid credit tenant lease loan


                                PROPERTY TYPES


     PROPERTY TYPES      NUMBER OF LOANS   PRINCIPAL BALANCE ($)    % OF PRINCIPAL    WTD. AVG. DSCR
                                                                       BALANCE             /(1)/
Office/(2)/                     12              262,464,190              32.7              1.66
Multifamily                     30              189,471,006              23.6              1.41
Hotel                           11              119,593,785              14.9              1.77
Retail/(3)/                     22              145,429,991              18.1              1.33
Industrial                      9                55,190,017               6.9              1.38
Nursing Home                    3                14,530,370               1.8              1.58
Mobile Home Park                3                8,847,199                1.1              1.48
Self Storage                    3                6,799,954                0.8              1.64

TOTAL:                          93              802,326,512               100              1.54


/(1)/ Refer to the Prospectus for a discussion of the calculation of this DSCR
/(2)/ Includes the Kilroy Loan which is also secured by industrial property
/(3)/ Includes anchored, unanchored, single tenant retail and retail/office properties. See Annex A in the Prospectus for a listing of the anchor tenants


                         PRINCIPAL BALANCE BY STATE

   GEOGRAPHIC DISTRIBUTION      NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
                                                                                       BALANCE
             VA                        5                    171,829,599                  21.4
           CA/(1)/                     8                    121,608,340                  15.2
             NJ                        5                    76,811,013                    9.6
             MI                        5                    56,068,429                    7.0
             NY                        5                    55,928,364                    7.0
             FL                        10                   49,728,938                    6.2
             NC                        3                    42,461,705                    5.3
             TX                        13                   37,384,080                    4.7
             HI                        1                    27,510,828                    3.4
             PA                        1                    24,877,953                    3.1
             IN                        4                    23,568,480                    2.9
             WI                        2                    19,227,907                    2.4
             OH                        7                    19,024,369                    2.4
             GA                        5                    18,181,935                    2.3
             IL                        4                    14,878,103                    1.9
          11 Others                    15                   43,236,468                    5.4

           TOTAL:                      93                   802,326,512                   100


/(1)/   Includes the Kilroy Loan which contains one property in Arizona.


                                 PROPERTY AGE

            YEARS               NUMBER OF LOANS       PRINCIPAL BALANCE ($)         % OF PRINCIPAL
                                                                                       BALANCE
          6 or less                    11                   61,403,194                    7.7
           7 - 11                      19                   167,830,568                  20.9
           12 - 16                     12                   167,470,414                  20.9
           17 - 21                     10                   38,910,342                    4.8
           22 - 26                     13                   55,716,389                    6.9
           27 - 31                     8                    66,061,938                    8.2
             32+                       20                   244,933,667                  30.5

           TOTAL:                      93                   802,326,512                   100



                       OCCUPANCY RATES BY PROPERTY TYPE

     PROPERTY TYPE       NUMBER OF LOANS   PRINCIPAL BALANCE ($)    % OF PRINCIPAL   WEIGHTED AVERAGE
                                                                       BALANCE        OCCUPANCY RATE
                                                                                           (%)
         Retail                 22              145,429,991              18.13             97.9
   Multifamily/Mobile           33              198,318,205              24.72             95.5
         Office                 12              262,464,190              32.71             96.8
         Other                  15               76,520,341              9.54              97.2
         Hotel                  11              119,593,785              14.91             79.6

         TOTAL:                 93              802,326,512               100              94.32




    BORROWER/LOAN CONCENTRATION AND CROSS-COLLATERALIZED LOANS TO RELATED
                                  BORROWERS

Additional terms and escrows for the Loans are as set forth on Annex A in the prospectus.

THE KILROY REALTY LOAN

     The largest Mortgage Loan (the "Kilroy Loan"), which represents approximately 10.33% of the Initial Pool Balance, was originated by the Seller on January 31, 1997 and has a principal balance as of the Cut-off Date of $82,869,076. The Kilroy Loan is secured by a first deed of trust encumbering thirteen properties, twelve of which are located in California and one of which is located in Arizona (singularly, a "Kilroy Property" and collectively, the "Kilroy Properties"). The Kilroy Loan was made to Kilroy Realty Finance Partnership, L.P., a special purpose Delaware limited partnership (the "Kilroy Borrower") which is controlled by Kilroy Realty Corporation ("Kilroy"), a New York Stock Exchange listed real estate investment trust which completed its initial public offering on January 31, 1997. As of June 30, 1997, Kilroy controlled approximately 2.5 million square feet of commercial office space and 2.7 million square feet of industrial space. Nine of the Kilroy Properties are improved by industrial buildings and four of the Kilroy Properties are improved by office buildings.

     The Kilroy Loan has a remaining amortization term of 287 months and matures in December 2022. The Kilroy Loan may not be prepaid prior to March 1, 2001. However, the Kilroy Loan is subject to Defeasance, in whole or in part, at any time on or after March 10, 2000. On or after March 1, 2001, the Kilroy Loan may be prepaid, in whole but not in part, upon payment of a Prepayment Premium based on a Yield Maintenance calculation. The Kilroy Loan is an ARD Loan with an Anticipated Repayment Date of January 31, 2005; which notwithstanding the foregoing, it may be prepaid, in whole or in part, without payment of a Prepayment Premium at any time following the six months preceding such Anticipated Repayment Date.

     The Kilroy Properties consist of thirteen office and industrial properties (comprised of sixteen buildings) described in the table below. Five of the industrial properties are net leased to single tenants. In aggregate, as of August 1997, the Kilroy Properties were 96.51% occupied. The Kilroy Airport Center is comprised of two class A office buildings totaling 701,307 square feet. Approximately 50% of this property is leased to Hughes Space & Communications whose parent company, GM Hughes Electronics Corp., is rated as of the Cut-off Date, "A" by Standard & Poor's. Westlake Plaza Center II and 185 S. Douglas Street are class B office properties totaling 141,158 square feet. The La Palma Business Center is comprised of one 42,790 square feet office building and two industrial buildings. There are eight additional industrial properties at various locations throughout Southern California and one industrial building, 5515 N. 27th Avenue, in Phoenix, Arizona.


                                     Gross
                                     Leaseable    Type of                 Major                 Occupancy
Property Name        Location        Sq. Ft.      Property               Tenants              (As of 8/97)             Value
La Palma             Anaheim, CA     186,880      Industrial          Bond Technologies         75.6%/(A)/          $ 13,200,000
                                                  Business Center     Novacare Orthotics
                                                  & Office

1000 E. Ball Road    Anaheim, CA     100,000       Industrial          Allen Bradley Company      100%              $  6,200,000
                                                   Electronics

1230 S. Lewis Street Anaheim, CA      57,730       Industrial          RGB Systems                100%              $  3,200,000


2031 E. Mariposa     El Segundo, CA  192,053       Industrial          Mattel, Inc.                100%             $ 16,000,000
  Avenue

2260 E. El Segundo   El Segundo, CA  113,820       Industrial          Ace Medical Co.             100%             $  5,100,000
  Boulevard

2265 E. El Segundo   El Segundo, CA    6,570       Industrial          MSAS Cargo Intl.            100%             $  4,700,000
  Boulevard

3332/3340 E. La      Anaheim, CA     153,320       Industrial          Furon Company               100%             $  9,400,000
  Palma Ave.                                                           Dovatron Manufacturing

5115 N. 27th Ave.    Phoenix, AZ     130,877       Industrial          Festival Markets            100%             $  4,500,000

12691 Pala Drive    Garden Grove, CA  84,700       Industrial          Rank Video Services          82.6%           $  5,400,000

12752 et al         Garden Grove, CA 277,037       Industrial          Cannon Equipment West       100%             $ 10,200,000
  Monarch Street

Kilroy Airport       El Segundo, CA  701,307       Office Center       Hughes Space & Comm          97.6%           $108,000,000

Westlake Plaza       Thousand Oaks,   81,158       Office              LDDS Communications         100%             $ 12,000,000
   Centre II              CA

185 S. Douglas St.   El Segundo, CA   60,000       Office              Northwest Airlines          100%             $  6,800,000


(A)Does not include a fully executed lease to Rosemount Analytical for 45,581 square feet for which occupancy is scheduled for April 1998 and which will raise occupancy to 97.5%.

     The Kilroy Properties located at 185 South Douglas Street, 2031 E. Mariposa Avenue, 3340 E. La Palma Avenue, 5115 N. 27th Avenue, and 12691 Pala Drive are eligible for release from the Kilroy Loan after March 10, 2000 (the "Kilroy Releasable Properties"). The release can be accomplished by substituting one or more properties for one or more of the Kilroy Releasable Properties or by partial Defeasance. Any partial Defeasance must defease 125% of the allocated loan amount of the Kilroy Releasable Property to be released. The allocated loan amounts of the Kilroy Releasable Properties are set forth in the Kilroy Loan documents. No substitution or partial Defeasance may be effected without obtaining written confirmation from each Rating Agency that such release will not cause such Rating Agency to downgrade, qualify or withdraw any of its then current ratings of any Certificates.

     The Kilroy Properties are managed by Kilroy Realty, L.P., an affiliate of the Kilroy Borrower. The Kilroy Loan documents provide that any future management agreement entered into by the Kilroy Borrower and a third party will be subject to, inter alia, written confirmation from each Rating Agency that retention of such manager shall not result in a downgrade, withdrawal or qualification of the then current ratings of any Certificates. The Kilroy Loan documents further provide that the property manager can be terminated with respect to the Kilroy Properties upon an event of default under the Kilroy Loan.

Operating History
-----------------


                                                        Actual         Originator's
                     1995 Actual     1996 Actual     (2/97-7/97)       Underwritten
                     -----------     -----------     -----------       ------------
EGI/(1)/              $29,201,341    $29,979,606    $14,861,753        $23,868,257
Expenses                6,095,407      5,274,561      2,407,988          6,107,660
                      -----------    -----------    -----------        -----------
NOI                   $ 23,105,934   $24,705,045    $12,453,765        $17,760,597
UW Cash Flow                                                           $15,057,455
Occupancy                   91.42%        97.87%         98.36%             88.40%
OER/(2)/                    20.87%        17.59%         16.20%             25.59%
DSCR based on NOI            2.88          3.08           3.11x              2.22
DSCR based on UW Cash Flow                                                   1.88x


/1/Effective Gross Income
/2/Operating Expense Ratio (Expenses/EGI)

     All revenues of the Kilroy Properties are collected by the property manager and deposited into a rent account from which funds are swept daily into a cash collateral account controlled by the Master Servicer to fund a tax and insurance reserve sub-account, an interest escrow sub-account, a seismic repair reserve sub-account, a tenant improvement and leasing reserve sub-account, a deferred maintenance reserve sub-account, a replacement reserve sub-account, and a mortgage escrow sub-account, with all remaining funds being released to the Kilroy Borrower. After the Anticipated Repayment Date, all sums which would otherwise have been released to the Kilroy Borrower shall instead be applied to pay down the Kilroy Loan.

THE CRYSTAL GATEWAY LOAN

     The second largest Mortgage Loan (the "Crystal Gateway Loan"), which represents approximately 7.96% of the Initial Pool Balance, was originated by the Seller on December 15, 1997, and has a principal balance as of the Cut-off Date of $63,847,440. The Crystal Gateway Loan is secured by a first deed of trust (the "Crystal Gateway Mortgage") encumbering a hotel (the "Crystal Gateway Marriott") located in Arlington, Virginia.

     The Crystal Gateway Loan was made to Eads Associates Limited Partnership, a special purpose Virginia limited partnership (the "Crystal Gateway Borrower"). The Crystal Gateway Borrower is sponsored by the Charles
E. Smith organization (the "Charles E. Smith Organization"), which also sponsored the Crystal Plaza Borrower and the Skyline Borrower. The Charles E. Smith Organization is one of the largest real estate development, construction, leasing and management organizations in the Washington, D.C. metropolitan area. The firm's portfolio of owned and managed properties includes over 20,000,000 square feet of commercial space, over 24,000 residential units and one million square feet of retail space.

     The Crystal Gateway Loan has a remaining amortization term of 298 months and matures in December 2017. The Crystal Gateway Loan may not be prepaid prior to January 1, 2008. However, the Crystal Gateway Loan is subject to Defeasance, in whole or in part, at any time between March 11, 2000 and December 31, 2007, inclusive. On or after January 1, 2008, the Crystal Gateway Loan may be prepaid, in whole but not in part, without payment of a Prepayment Premium. The Mortgage Interest Rate for the Crystal Gateway Loan will step up from 7.24% per annum to 7.39% per annum on January 1, 2008. Thereafter, Monthly Payments on the Crystal Gateway Loan will be adjusted to level payments which will fully amortize such loan sixty months prior to its original amortization term.

      The Crystal Gateway Marriott is a twin tower, 18-story, 697 room (561,432 square feet), full service hotel located in the Crystal City section of Arlington, Virginia, between the Pentagon and Washington National Airport, approximately five miles from Washington, D.C.'s central business district. The Crystal Gateway Marriott was built on a 145,565 square foot site, one tower was built in 1982 and the other tower was built in 1986. The Crystal Gateway Marriott contains two restaurants, a sports bar, approximately 32,000 square feet of conference space, and 700 parking spaces. Other amenities include an indoor/outdoor swimming pool and exercise facilities. The 12-month average daily occupancy rate for calendar year 1997 for the Crystal Gateway Marriott was 82.3% with an average room rate of $127.40. The room mix includes 374 double-double, 260 king, 59 suites and 4 presidential suites. The Crystal Gateway Marriott is leased to Marriott Hotel Services, Inc. ("Marriott") pursuant to a triple-net operating lease (the "Marriott Lease") at an annual rent equal to (a) 3% of gross sales and (b) 50% of net cash flow after debt service.

     The Crystal Gateway Marriott is managed by Marriott.

     Under the Marriott Lease, gross sales net of certain expenses (including the 3% of gross sales described above) are required to be deposited by Marriott into an account controlled by the Master Servicer. All sums deposited into such account are allocated to a tax and insurance escrow sub-account (unless Marriott is retaining sufficient funds under the Marriott Lease to pay taxes and insurance), a debt service sub-account (until an amount equal to an entire calendar year's debt service payments under the Crystal Gateway Loan shall be on deposit in such sub-account) and a replacement reserve sub-account (unless Marriott is retaining sufficient funds under the Marriott Lease to pay for recurring replacements), with all remaining funds being released to the Crystal Gateway Borrower and to Marriott.

     There is an unsecured revolving loan (the "Crystal Gateway Junior Loan") from various partners in the Crystal Gateway Borrower to the Crystal Gateway Borrower in the maximum principal balance of $4,000,000 outstanding at any time. The Crystal Gateway Junior Loan is subordinate to the Crystal Gateway Loan. Upon a default under the Crystal Gateway Junior Loan the holder thereof will not be entitled to accelerate the debt or pursue any remedies thereunder at any time that the Crystal Gateway Loan is outstanding.

Operating History

                                                         Trailing 12 mos.    Originator's
                         1995 Actual    1996 Actual    (9/96-8/97) Actual    Underwritten
EGI                       $36,254,807    $38,990,880       $41,191,848        $38,812,512
Expenses                   24,230,605     25,775,263        26,442,022         25,916,237
NOI                       $12,024,202    $13,215,617       $14,749,826        $12,896,275
UW Cash Flow                                                                  $10,955,649
Occupancy                      78.90%         79.60%            81.60%             80.03%
OER                            66.83%         66.11%            64.19%             66.77%
Revenue per Available Room    $89.99         $93.97            $99.87             $94.57
Average Daily Rate ("ADR")   $114.06        $118.05           $122.39            $118.17
DSCR based on NOI               2.17x         2.38x              2.66x              2.33x
DSCR based on UW Cash Flow                                                          1.98x


THE SKYLINE LOAN

     The third largest Mortgage Loan (the "Skyline Loan"), which represents approximately 6.31% of the Initial Pool Balance was originated by the Seller on December 3, 1997 and has a principal balance as of the Cut-off Date of $50,615,148. The Skyline Loan is secured by a first deed of trust encumbering an office building located in Fairfax County, Virginia (the "Skyline Property"). The Skyline Loan was made to Twelfth Skyline Associates Limited Partnership and Thirteenth Skyline Associates Limited Partnership, each a special purpose Virginia limited partnership (collectively, the "Skyline Borrower") sponsored by the Charles E. Smith Organization which also sponsored the Crystal Plaza Borrower and the Crystal Gateway Borrower.

     The Skyline Loan has a remaining amortization term of 358 months and matures in January 2028. The Skyline Loan may not be prepaid prior to January 1, 2004. However, the Skyline Loan is subject to Defeasance, in whole or in part, at any time between March 11, 2000 and December 31, 2003, inclusive. On or after January 1, 2004, the Skyline Loan may be prepaid, in whole but not in part, upon payment of a Prepayment Premium based on a Yield Maintenance calculation. The Skyline Loan is an ARD Loan with an Anticipated Repayment Date of January 1, 2010, therefore, notwithstanding the foregoing, it may be prepaid, in whole but not in part, without payment of a Prepayment Premium at any time six months preceding such Anticipated Repayment Date.

     The Skyline Property consists of two office buildings located on approximately 6.23 acres in Falls Church, Virginia. It is comprised of 509,808 net rental square feet of office space and 15,593 net rentable square feet of retail space. Four Skyline Place is a 9-story, multi-tenant office building with below grade parking and 257,135 net rentable square foot property which was built in 1982. Five Skyline Place is also a 9-story multi-tenant office building with below grade parking. It is a 291,982 net rentable square foot building which was built in 1984. Among the larger tenants leasing space in the Skyline Property are the Justice Department, the Army Corps of Engineers, the Air Force, the Internal Revenue Service, and Electronic Data Systems. As of October 1997 the Skyline Property was approximately 100% leased at an approximate average rent per square foot of $21.54.

     The Skyline Property is managed by Charles E. Smith Real Estate Services, L.P., an affiliate of the Skyline Borrower. The Skyline Loan documents provide that the manager can be terminated upon the occurrence of an event of default under the Skyline Loan or if the net operating income for the Skyline Property in any fiscal year declines by more than 25% in such fiscal year from the net operating income of the Skyline Property for the fiscal year immediately preceding the closing date of the Skyline Loan.

Operating History

                                                          Trailing 12 mos.     Originator's
                           1995 Actual    1996 Actual    (9/96-8/97) Actual    Underwritten
                           -----------    -----------    ------------------    ------------
EGI                        $9,877,594     $10,644,717       $11,175,099         $10,950,804
Expenses                    3,933,976       3,538,678         3,557,669           3,682,660
                           ----------     -----------       -----------         -----------
NOI                        $5,943,618     $ 7,106,039       $ 7,617,430         $ 7,268,144
UW Cash Flow                                                                    $ 6,585,988
Occupancy                      95.24%          99.44%            99.76%              95.00%
OER                            39.83%          33.24%            31.84%              33.63%
DSCR based on NOI               1.47x           1.76x             1.89x               1.80x
DSCR based on UW Cash Flow                                                            1.63x


     All revenues of the Skyline Property are collected by the property manager and deposited into a rent account from which funds are swept monthly into a cash collateral account controlled by the Master Servicer. All funds deposited into the cash collateral account are allocated to a tax and insurance escrow sub-account, a debt service sub-account, a replacement reserve sub-account and a tenant improvement sub-account. Upon the occurrence of an event of default under the Skyline Loan documents, or if the DSCR falls below 1.2x, funds on deposit in the rent account shall be swept into the cash collateral account on a daily basis.

     There are several unsecured loans (collectively, the "Skyline Junior Loan") from various partners in the Skyline Borrower to the Skyline Borrower which, as of the Cut-off Date, have an aggregate principal balance of $18,100,552 (which as of December 1997, together with accrued interest thereon represents an approximately $20,409,278 payment obligation of the Skyline Borrower). The Skyline Junior Loan is subordinate to the Skyline Loan. Upon a default under the Skyline Junior Loan the holder thereof will not be entitled to accelerate the debt or pursue any remedies thereunder at any time that the Skyline Loan is outstanding.

THE 1065 AVENUE OF THE AMERICAS LOAN

     The fourth largest Mortgage Loan (the "1065 Avenue of the Americas Loan"), which represents approximately 4.97% of the Initial Pool Balance, was originated by the Seller on November 5, 1997, and has a principal balance as of the Cut-off Date of $39,904,509. The 1065 Avenue of the Americas Loan is secured by a first mortgage encumbering an office building located in midtown Manhattan (the "1065 Avenue of the Americas Property"). The 1065 Avenue of the Americas Loan was made to TrizecHahn 1065 Avenue of the Americas, LLC (the "1065 Avenue of the Americas Borrower"), a special purpose Delaware limited liability company which is controlled by TrizecHahn, a New York Stock Exchange listed company which, as of December 31, 1997, managed approximately 67 million square feet of office and retail space of which 40 million square feet was owned by TrizecHahn or its affiliates.

     The 1065 Avenue of the Americas Loan has a remaining amortization term of 357 months and matures in December 2027. The 1065 Avenue of the Americas Loan may not be prepaid prior to December 1, 2000. On or after December 1, 2000, the 1065 Avenue of the Americas Loan may be prepaid, in whole but not in part, upon payment of a Prepayment Premium based on a Yield Maintenance calculation. After April 1, 2003, the 1065 Avenue of the Americas Loan may be prepaid, in whole or in part, without payment of a Prepayment Premium. The 1065 Avenue of the Americas Loan is an ARD Loan with an Anticipated Repayment Date of December 1, 2004.

     The 1065 Avenue of the Americas Property is a 585,824 square feet office building located at the corner of Avenue of the Americas and West 40th Street in midtown Manhattan which was constructed in 1958. As of September 1997, the 1065 Avenue of the Americas Property was approximately 90.4% occupied at an approximate average rent per square foot of $22.00. The largest tenant, Chase Manhattan Bank, occupies approximately 11.50% of the gross leasable square feet of the 1065 Avenue of the Americas Property.

     The 1065 Avenue of the Americas Property is managed by TrizecHahn Office Properties Inc. (the "1065 Manager"), an affiliate of the 1065 Avenue of the Americas Borrower. The 1065 Avenue of the Americas Loan loan documents provide that the 1065 Manager can be terminated upon the occurrence of any event of default under the 1065 Avenue of the Americas Loan.

Operating History
-----------------

                                                       Trailing 12    Originator's
                         1995 Actual    1996 Actual    mos. Actual    Underwritten
                         -----------    -----------    -----------    ------------
EGI                      $14,597,834    $13,759,517        N/A         $15,090,100
Expenses                   8,743,118      7,765,197        N/A           8,108,012
                         -----------    -----------        ----        -----------
NOI                      $ 5,854,716    $ 5,994,320        N/A         $ 6,982,088
NCF                                                        N/A         $ 5,915,348
Occupancy                     97.80%         89.50%        90.40%           90.50%
OER                           59.89%         56.44%        N/A              53.73%
DSCR based on NOI              1.80x          1.84x        N/A               2.15x
DSCR based on UW Cash Flow                                                   1.82x


     Commencing one month prior to the related Anticipated Repayment Date, all rents from the 1065 Avenue of the Americas Property will be required to be paid by the tenants directly into a cash collateral account controlled by the Master Servicer. Funds deposited in such cash collateral account shall be allocated to a tax and insurance sub-account, a debt service sub-account, an operation and maintenance expense sub-account and a curtailment reserve sub-account from which all Excess Cash Flow shall be applied to pay down the 1065 Avenue of the Americas Loan.

THE HOECHST LOAN

     The fifth largest Mortgage Loan (the "Hoechst Loan"), which represents approximately 4.46% of the Initial Pool Balance, was originated by the Seller on November 7, 1997, and has a principal balance as of the Cut-off Date of $35,810,400. The Hoechst Loan is secured by a first mortgage encumbering an office building in Warren, New Jersey (the "Hoechst Property"). The Hoechst Loan was made to JT Warren L.P., a special purpose Georgia limited partnership (the "Hoechst Borrower").

     The Hoechst Loan has a remaining amortization term of 249 months and matures in December 2017. The Hoechst Loan may not be prepaid prior to December 1, 2007. However, the Hoechst Loan is subject to Defeasance, in whole or in part, at any time between December 1, 2001 and November 30, 2007, inclusive. On or after December 1, 2007, the Hoechst Loan may be prepaid, in whole but not in part, upon payment of a Prepayment Premium based on a sliding scale prepayment calculation.

     The Hoechst Property is a 207,727 net rentable square foot corporate headquarters office facility located on a 31.5 acre site within the 117 acre Somerset Hills Center at 30 Independence Boulevard, Warren, New Jersey which was constructed in 1997. It is 100% occupied by Hoechst Celanese Corporation ("Hoechst"). The Hoechst Property is contiguous to the Somerset Hills Hilton and Route I-78. The Hoechst Property has four stories plus a plaza level. There are 693 parking spaces in a four-story parking deck and 255 surface parking spaces. The Hoechst lease, which expires on April 30, 2012, provides for an average rent per square foot of $24.68 and three five year renewal options. In addition to the base rent, Hoechst pays 100% of the building's operating expenses other than expenses incurred for ordinary water requirements.

     Hoechst manufactures and markets chemicals, textile and technical fibers, polyester resins and films, technical polymers and bulk pharmaceuticals. Hoechst is an affiliate of the Hoechst Group of Frankfurt, Germany, one of the world's largest producers of pharmaceuticals, agricultural products and chemicals. Hoechst is rated "A+" by Standard & Poor's.

     The Hoechst Property is managed by Jamestown Management Corporation, an affiliate of the Hoechst Borrower. The
Hoechst Loan documents provide that the property manager can be terminated after an event of default occurs under the Hoechst Loan or if the net operating income for the Hoechst Property in any year declines by more than 25% from the fiscal year immediately preceding the closing date of the Hoechst Loan.

     All revenues from the Hoechst Property are deposited by Hoechst directly into a cash collateral account controlled by the Master Servicer. Funds deposited in such cash collateral account are allocated to a debt service sub-account, with all remaining funds being released to the Hoechst Borrower. If Hoechst fails to renew its lease on or before April 30, 2011, all sums that would have otherwise been released to the Hoechst Borrower shall first be allocated to a tax and insurance sub-account, a debt service sub-account, an operation and maintenance sub-account, and a reletting sub-account, with all remaining funds then being released to the Hoechst Borrower.

Operating History



                                     Originator's
                                     Underwritten
                                     ------------

EGI                                  $5,195,595
Expenses                                103,912
                                     ----------
NOI                                  $5,091,683
Cash Flow                            $4,708,593
Occupancy                               100.00%
OER                                       2.00%
DSCR based on NOI                         1.55x
DSCR based on UW Cash Flow                1.43x


THE SHANNON ENTERPRISES LOAN

     The sixth largest Mortgage Loan (the "Shannon Enterprises Loan"), which represents approximately 4.46% of the Initial Pool Balance, was originated by the Seller on February 28, 1997, and has a principal balance as of the
Cut-off Date of $35,789,344. The Shannon Enterprises Loan is secured by cross-collateralized and cross-defaulted first deeds of trust encumbering eleven apartment properties located in North Carolina (singularly, a "Shannon Enterprises Property" and collectively, the "Shannon Enterprises Properties"). The Shannon Enterprises Loan was made to Shannon Enterprises of the Southeast, LLC, a special purpose North Carolina limited liability company (the "Shannon Enterprises Borrower").

     The Shannon Enterprises Loan has a remaining amortization term of 348 months and matures in March 2027. The Shannon Enterprises Loan may not be prepaid prior to March 1, 2002. However, the Shannon Enterprises Loan is subject to Defeasance, in whole or in part, at any time between March 1, 2000 and February 28, 2002 inclusive. On or after March 1, 2002, the Shannon
Enterprises Loan may be prepaid, in whole or in part, upon payment of a Prepayment Premium based on a Yield Maintenance calculation. The Shannon Enterprises Loan is an ARD Loan with an Anticipated Repayment Date of March 1, 2007; which, notwithstanding the foregoing, may be prepaid, in whole or in part, without payment of a Prepayment Premium at any time following six months preceding such Anticipated Repayment Date.

     The Shannon Enterprises Properties consist of eleven apartment complexes located in the Piedmont Triad region of North Carolina, an eleven county region with the hub of the area consisting of the cities of Greensboro, Winston-Salem, and High Point, North Carolina. The Piedmont Triad region is the second-largest metropolitan area in North Carolina with a Metropolitan Statistical Area ("MSA") of over 1.1 million people.

     No more than three of the Shannon Enterprises Properties may be released during the term of the Shannon Enterprises Loan, no more than one of which will be Hunting Valley, Meadow Run, Quail Creek, Raintree or Willow Bend. Any such release is subject to the following conditions: (a) such release must be accompanied by a partial prepayment or partial Defeasance of the Shannon Enterprises Loan equal to 125% of the allocated loan amount of the Shannon Enterprises Property to be released and
(b) the DSCR of the Shannon Enterprises Loan after such release must be not less than the greater of (i) the DSCR prior to such release and (ii) 1.56x. Any partial prepayment or partial Defeasance in order to release a Shannon Enterprises Property shall be subject to the same terms and conditions described above applicable to any prepayment or Defeasance.

     The Shannon Enterprises Properties are managed by Alliance Management, Inc., an affiliate of the Shannon Enterprises Borrower. The loan documents executed in connection with the Shannon Enterprises Loan provide that the manager can be terminated upon an event of default under the Shannon Enterprises Loan or if the DSCR for the Shannon Enterprises Properties falls below 1.56x.

     All revenues of the Shannon Enterprises Property are deposited by the property manager into a rent account from which sums are swept daily into a cash collateral account controlled by the Master Servicer to fund a tax and insurance reserve sub-account, a debt service payment sub-account, a recurring replacement reserve sub-account, and, from and after the related Anticipated Repayment Date or an event of default, an operation and maintenance sub-account and a curtailment reserve sub-account from which all Excess Cash Flow is applied to paydown the Shannon Enterprises Loan with, prior to such Anticipated Repayment Date and provided no event of default has occurred and is continuing, all remaining funds being released to the Shannon Enterprises Borrower.

                     # of     Year Built/                         Occupancy             Approved
Property Name       Units     Renovated      Location          (as of Sept. 97)          Value
Carolina Circle       260        1972        Greensboro, NC         92.7%               $8,375,000
Creekbend             268        1974        Greensboro, NC         94.8%               $6,250,000
Holiday Manor          94        1967        Greensboro, NC         92.6%               $2,325,000
Hunting Valley         96        1972        Greensboro, NC         99.0%               $3,290,000
McKnight Manor        140        1967        Greensboro, NC         91.4%               $2,950,000
Meadow Run            132        1970        Greensboro, NC         93.9%               $3,970,000
Quail Creek           160        1973        Greensboro, NC         94.4%               $5,700,000
Raintree              230        1979        High Point, NC         96.5%               $6,710,000
Willow Bend           108        1973        Greensboro, NC         88.0%               $2,900,000
English Village       176        1959-66     Greensboro, NC         90.3%               $2,750,000
Skyline Village       169        1974        Winston Salem, NC      87.1%               $2,425,000


Operating History
-----------------

                                                        Six Months     Originator's
                          1995 Actual    1996 Actual    Ending 6/97    Underwritten
EGI                       $8,436,373     $8,870,256     $4,460,931     $9,198,182
Expenses                   3,537,323      3,984,594      1,921,878      3,825,835
NOI                       $4,899,050     $4,885,662     $2,539,053     $5,372,346
Occupancy                     94.59%         93.97%         92.92%          92.54%
OER                           41.93%         44.92%         43.08%          41.59%
DSCR based on NOI              1.56x          1.56x          1.62x           1.71x
DSCR based on UW Cash Flow                                                   1.59x


THE CRYSTAL PLAZA LOAN

     The seventh largest Mortgage Loan (the "Crystal Plaza Loan"), which represents approximately 4.23% of the Initial Pool Balance was originated by the Seller on November 20, 1997, and has a principal balance as of the Cut-off Date of $33,913,562. The Crystal Plaza Loan is secured by a first deed of trust encumbering a multifamily apartment building located in Arlington, Virginia (The "Crystal Plaza Property"). The Crystal Plaza Loan was made to Smith Property Holdings Crystal Plaza L.L.C., a special purpose Delaware limited liability company (the "Crystal Plaza Borrower") which is controlled by Charles E. Smith Residential Realty Inc., a New York Stock Exchange listed real estate investment trust which owns or manages over 24,000 residential units. Charles E. Smith Residential Reality, Inc. is an affiliate of the Charles E. Smith Organization, the sponsor of the Crystal Gateway Borrower and the Skyline Borrower.

     The Crystal Plaza Loan has a remaining amortization term of 357 months and matures in December 2027. The Crystal Plaza Loan may not be prepaid prior to December 1, 2003. However, the Crystal Plaza Loan is subject to Defeasance, in whole or in part, at any time between March 11, 2000 and November 30, 2003, inclusive. On or after December 1, 2003, the Crystal Plaza Loan may be prepaid, in whole but not in part, with payment of a Prepayment Premium based on a Yield Maintenance calculation. The Crystal Plaza Loan is an ARD Loan with an Anticipated Repayment Date of November 1, 2009; which, notwithstanding the foregoing, may be prepaid, in whole but not in part, without payment of a Prepayment Premium at any time following six months preceding such Anticipated Repayment Date.

     The Crystal Plaza Property is a twelve story, 536 unit, multifamily apartment building located at 2111 Jefferson Davis Highway in the Crystal City section of Arlington, Virginia, between the Pentagon and National Airport, approximately 5 miles from Washington D.C.'s central business district. The Crystal Plaza Property was constructed in 1967. Amenities include a 24-hour desk attendant, below grade garage with 581 parking spaces, pool, party room, laundry facilities, exercise room, community room and a rooftop deck. As of October 1997 the Crystal Plaza Property was approximately 98.3% leased at an approximate average rent per unit of $1,269.

     The Crystal Plaza Property is managed by the Charles E. Smith Residential Realty, L.P., an affiliate of the Crystal Plaza Borrower. The Crystal Plaza Loan documents provide that the property manager can be terminated upon the occurrence of an event of default under the Crystal Plaza Loan or if the net operating income for the Crystal Plaza Property in any fiscal year declines by more than 25% in such fiscal year from the net operating income of the Crystal Plaza Property for the fiscal year immediately preceding the closing date of the Crystal Plaza Loan.

     All revenues of the Crystal Plaza Property are collected by the property manager and deposited directly into a rent account from which funds are swept monthly into a cash collateral account controlled by the Master Servicer. All funds deposited into the cash collateral account are allocated to a tax and insurance escrow sub-account, a debt service sub-account and a replacement reserve sub-account. Upon the occurrence of an event of default under the Crystal Plaza Loan documents, or if the DSCR falls below 1.2x, funds on deposit in the cash collateral account shall be swept into the cash collateral account on a daily basis.

     The Crystal Plaza Property is encumbered by three deeds of trust which are subordinate to the lien of the deed of trust securing the Crystal Plaza Loan. Such subordinate liens secure the Crystal Plaza Borrower's obligation to pay 5% of net profits (after the payment of debt service and other expenses) attributable to the Crystal Plaza Property to the fee owner of a parcel adjacent to the Crystal Plaza Property.


                            Unit        Size      W.A.                     W.A.       Rent       Monthly
Unit Description            Mix         Sq. Ft.   Size        Rent         Rent       Sq. Ft.    Total Rent     Total SF
Efficiencies                  92        593-762    701        702-902        820        1.17       75,484       64,516
1 Bedroom - 1 Bath           190      847-1,051    930        958-1,06       995        1.07      189,016      176,650
2 Bedroom - 1 Bath            24          1,224    1,224    1,247-1,285    1,261        1.03       30,257       29,376
2 Bedroom - 2 Bath           149    1,197-1,442    1,321    1,259-1,402    1,348        1.02      200,838      196,900
2 Bed/Den  - 2 Bath           23          1,572    1,572    1,474-1,550    1,509        0.96       34,710       36,156
3 Bedroom - 2 Bath            58          1,701    1,701    1,629-1,708    1,667        0.98       96,685       98,658

TOTALS                       536                                                                  626,989      602,256
AVERAGES                                           1,124                   1,170        1.04


THE COURT AT DEPTFORD LOAN

     The eighth largest Mortgage Loan (the "Deptford Loan"), which represents approximately 3.76% of the Initial Pool was originated by the Seller on September 22, 1997, and has a principal balance as of the Cut-off Date of $30,202,056. The Deptford Loan is secured by a first mortgage (the "Deptford Mortgage") encumbering a shopping center (the "Deptford Property") called The Court at Deptford, located in Deptford, New Jersey. The Deptford Loan was made to Almonesson Associates, L.P. (the "Deptford Borrower"), a special purpose New Jersey limited partnership. The Deptford Borrower is an affiliate of the Goldenberg Group. The Goldenberg Group, founded in 1984, has developed and manages 1.8 million square feet of retail space in the Mid Atlantic region.

     The Deptford Loan has a remaining amortization term of 355 months and matures in October 2012. The Deptford Loan may not be prepaid prior to November 1, 2004. On or after November 1, 2004, the Deptford Loan may be prepaid, in whole but not in part, upon payment of a Prepayment Premium based on a Yield Maintenance calculation; provided, however, that notwithstanding the foregoing, it may be prepaid, in whole but not in part, without payment of a Prepayment Premium at any time following twenty-four months prior to maturity.

     The Deptford Property is an anchored shopping center comprising 343,472 leasable square feet of retail space located in Deptford County in South-central, New Jersey within the Philadelphia MSA. It was constructed in 1990 and has approximately 1,650 parking spaces. Based on the Deptford Borrower's August, 1997 rent roll, the Deptford Property was approximately 98.2% leased at an approximate average rent per square foot of $11.98. Among the larger tenants leasing space at the Deptford Property are Sam's Club (approximately 120,000 square feet), Circuit City (approximately 32,300 square feet), Sports Authority (approximately 40,200 square feet), RX Place (approximately 27,100 square feet), Pier 1 Imports (approximately 9,680 square feet) and Ross Dress for Less (approximately 31,071 square feet). Two restaurants, Red Lobster and The Olive Garden, are located in outparcels which are not part of the Deptford Property.

     The Deptford Property is managed by Goldenberg Management, Inc., an affiliate of the Deptford Borrower. The Deptford Loan documents provide that the property manager can be terminated upon the occurrence of an event of default under the Deptford Loan.

     The Deptford Loan documents provide for reserves for taxes, insurance and on-going replacements. The Deptford Loan documents do not require the establishment of a lockbox or cash collateral account.

Operating History
-----------------

                                                        8 Months      Originator's
                         1995 Actual    1996 Actual    Ending 8/97    Underwritten
EGI                       $4,996,281     $5,175,387     $3,451,671     $5,122,742
Expenses                   1,527,522      1,500,890      1,050,089      1,518,892
NOI                       $3,468,759     $3,674,497     $2,401,582     $3,603,850
Underwritten Cash Flow                                                 $3,441,129
Occupancy                      95.0%          97.0%          98.2%          97.4%
OER                            30.6%          29.0%          30.4%          29.6%
DSCR based on NOI               1.27x          1.35x          1.32x          1.32x
DSCR based on UW Cash Flow                                                   1.26x


THE COSTCO LOAN

     The ninth largest Mortgage Loan (the "Costco Loan"), which represents approximately 3.43% of the Initial Pool was originated by the Seller on December 22, 1997, and has a principal balance as of the Cut-off Date of $27,510,820. The Costco Loan is secured by a first mortgage (the "Costco Mortgage") encumbering fee and leasehold interests in a shopping center (the "Costco Property") located in Honolulu, Hawaii. The Costco Loan was made jointly to Poseiden Proteus Partners and MacMaster Limited Partners, both special purpose Hawaii limited partnerships (collectively, the "Costco
Borrower"). The principal owner of the Costco Borrower is part of the McNaughton Group. The McNaughton Group is a diversified group of companies that includes real estate development companies which have developed over 1.6 million square feet of retail space in Hawaii.

     The Costco Loan has a remaining amortization term of 358 months and matures in January 2009. The Costco Loan may not be prepaid prior to February 1, 2002. On or after February 1, 2002, the Costco Loan may be prepaid, in whole but not in part, upon payment of a Prepayment Premium based on a Yield Maintenance calculation; provided, however, that notwithstanding the foregoing, it may be prepaid, in whole but not in part, without payment of a Prepayment Premium at any time following twelve months prior to maturity.

     The Costco Property is a 203,761 square foot retail center located in the Ewa district of the County of Honolulu on the south side of the island of Oahu, Hawaii. The Costco Property is comprised of three concrete, tilt-up, buildings which were constructed in 1987 and is anchored by Price Costco, which occupies approximately 131,607 square feet and as of the Cut-off Date was rated "A-" by Standard & Poor's. Based on the Costco Borrower's November, 1997 rent roll, the Costco Property was approximately 100% leased at an approximate average rent per square foot of $16.48. Among the other larger tenants leasing space at the Costco Property are Title Guaranty of Hawaii, Inc. (approximately 11,900 square feet), The Kennel Shop (approximately 9,800 square feet) and Hobbies Hawaii (approximately 8,500 square feet).

     The Costco Property is managed by Chaney, Brooks & Company. The Costco Loan documents provide that the property manager can be terminated upon the occurrence of an event of default under the Costco Loan.

Operating History
-----------------


                                                         9 Month      Originator's
                         1995 Actual    1996 Actual    Ending 9/97    Underwritten
EGI                       $4,088,507     $4,103,345     $3,008,148     $3,949,948
Expenses                     900,614        913,111        686,447        934,807
NOI                       $3,187,893     $3,190,234     $2,321,701     $3,015,141
Underwritten Cash Flow                                                 $2,908,568
Occupancy                       97.7%          99.0%          99.0%          93.5%
OER                             22.0%          22.3           22.8%          26.4%
DSCR based on NOI                1.35x          1.35x          1.31x          1.28x
DSCR based on UW Cash Flow                                                    1.23x


     The Costco Loan documents provide for reserves for taxes and insurance, immediate repairs and on-going replacements. The Costco Loan documents do not require the establishment of a lockbox or cash collateral account.

THE ONE & OLNEY SQUARE LOAN

     The tenth largest Mortgage Loan (the "One and Olney Loan"), which represents approximately 3.10% of the Initial Pool Balance, was originated by the Seller on September 10, 1997, and has a principal balance as of the Cut-off Date of $24,877,953. The One and Olney Loan is secured by a first mortgage (the "One and Olney Mortgage") encumbering a shopping center (the "One and Olney Property") known as The One and Olney Square Shopping Center, located in Philadelphia, Pennsylvania. The One and Olney Loan was made to Olney Square Associates, L.P., a Delaware limited partnership, and Breslin Realty Associates, L.P., a special purpose Delaware limited partnership (collectively, the "One and Olney Borrower"). The principal owner of the One and Olney Borrower, Mr. Wilbur Breslin, has developed, acquired or has an interest in over $155 million of commercial and residential properties in the New York and Philadelphia metropolitan areas.

     The One and Olney Loan has a remaining amortization term of 295 months and matures in October 2007. The One and Olney Loan may not be prepaid prior to November 1, 2002. On or after November 1, 2002, the One and Olney Loan may be prepaid, in whole but not in part, upon payment of a Prepayment Premium based on a Yield Maintenance calculation; provided, however, that notwithstanding the foregoing, it may be prepaid, in whole but not in part, without payment of a Prepayment Premium at any time following six months prior to maturity.

     The One and Olney Property is an anchored shopping center comprising 354,518 leasable square feet of retail space located in Philadelphia, Pennsylvania, which was constructed in 1987. Based on the One and Olney Borrower's February, 1998 rent roll, the One and Olney Property was approximately 97.5% leased at an approximate average rent per square foot of $11.29. Among the larger tenants leasing space at the One and Olney Property are Shoprite Supermarkets, Inc. (approximately 55,196 square feet), Caldor Holdings, Inc. (approximately 103,839 square feet), Suzette of Olney Square, Inc. (approximately 22,700 square feet), United States Postal Service (approximately 26,974 square feet), Jerusalem Furniture Corp., (approximately 19,000 square feet) and Modell's Pa, Inc. (approximately 13,840 square feet).

     The One and Olney Center is managed by Kandor Realty Management, Inc., an affiliate of the One and Olney Borrower. The One and Olney Loan documents provide that the property manager can be terminated upon the occurrence of an event of default under the One and Olney Loan.

     The One and Olney Loan documents provide for reserves for taxes, insurance, immediate repairs and on-going replacements. The One and Olney Loan documents do not require the establishment of a lockbox or cash collateral account.

Operating History
-----------------


                                                         6 Months     Originator's
                         1995 Actual    1996 Actual    Ending 6/97    Underwritten
EGI                       $4,823,281     $4,930,357     $2,297,567     $5,015,357
Expenses                   1,285,072      1,328,333        584,706      1,406,460
NOI                       $3,538,209     $3,602,024     $1,712,861     $3,608,897
Underwritten Cash Flow                                                 $3,398,611
Occupancy                      98.3%           97.2%          97.2%          95.0%
OER                            26.6%           26.9%          25.4%          28.0%
DSCR based on NOI               1.46x           1.49x          1.41x          1.49x
DSCR based on UW Cash Flow                                                    1.40x


BASIC CAPITAL MANAGEMENT

     Nine of the Mortgage Loans, representing in the aggregate approximately 2.28% of the Mortgage Loans by principal balance as of the Cut-off Date, are indirectly owned by publicly traded entities controlled by Basic Capital Management, Inc. ("BCM"). The borrowing entities for each of these Mortgage Loans are newly created, single purpose entities. None of these Mortgage Loans are cross-collateralized or cross-defaulted with any other Mortgage Loan. BCM is a privately-held Nevada corporation owned and controlled by the family of Gene S. Phillips, former chairman of Southmark Corporation, a real estate syndicator ("Southmark") and parent of San Jacinto Savings Association ("San Jacinto"). Southmark filed for bankruptcy in July 1989 and San Jacinto was declared insolvent and placed in receivership by federal authorities in December 1990. The nine Mortgage Loans are Woodland Hills Apartments, San Antonio, Texas; Treehouse Apartments, Alamo Heights, Texas; East Point Apartments, Mesquite, Texas; Villa Maria Health Care Center, Tucson, Arizona; Applecreek Apartments, Dallas, Texas; Parkway Centre, Farmers Branch, Texas; Fairways Apartments, Longview, Texas; Forest Ridge Apartments, Denton, Texas; and Harbor Plaza Shopping Center, Aurora, Colorado.